UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 29, 2024

Date of Report (Date of earliest event reported)

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250 Scottsdale, Arizona 85258 (Address of principal executive offices) (Zip Code)

480-305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2024, TPI Composites, Inc. (the Company) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for, against, and withheld and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2024.

Proposal One: Election of Directors

The stockholders elected Paul Giovacchini, Jayshree Desai, Bavan Holloway and Edward Hall as Class II directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Paul Giovacchini	21,881,828	3,654,077	4,505,736
Jayshree Desai	24,070,880	1,465,025	4,505,736
Bavan Holloway	23,941,605	1,594,300	4,505,736
Edward Hall	24,917,443	618,462	4,505,736

Proposal Two: Ratification of the Appointment of our Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,489,488	1,449,365	102,788	—

Proposal Three: Non-Binding Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,845,426	3,494,145	196,334	4,505,736

Proposal Four: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors of the Company

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,215,116	243,967	76,822	4,505,736

This proposal was not approved because it required the affirmative vote of at least 75% of the outstanding shares of capital stock of the Company.

Proposal Five: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,858,929	598,536	78,440	4,505,736

This proposal was not approved because it required the affirmative vote of at least 75% of the outstanding shares of capital stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: June 4, 2024	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer